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                                  EXHIBIT 11(b)

                        Consent of KPMG Peat Marwick LLP

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                         INDEPENDENT AUDITORS' CONSENT


The Board of Trustees of
  The One Group


We consent to the reference to our firm under the heading "Experts" in the Statement of Additional Information included in Post Effective Amendment No. 43 to Form N-1A which is incorporated by reference herein.


                                                       /s/ KPMG Peat Marwick LLP


Columbus, Ohio

June 5, 1998